UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Pursuant to an engagement letter dated August 15, 2023, KeyStar Corp., a Nevada corporation (the “Company,” “we” or “our”) engaged Sadler, Gibb & Associates, LLC (“Sadler”) to audit our financial statements for our fiscal year ended June 30, 2023. Sadler has served as our independent registered public accounting firm since 2020. Despite this recent engagement, on August 31, 2023, we received a letter of resignation from Sadler stating that it is resigning, effective immediately, as our independent registered public accounting firm “because KeyStar Corp. does not meet the Firm’s risk profile.”

Our board of directors did not take part in Sadler’s decision to resign. Our board of directors, with management’s assistance as there are no board committees, has initiated the process to select and appoint a new accounting firm to serve as our independent registered public accounting firm.

The audit report of Sadler on our consolidated balance sheets as of June 30, 2022 and 2021, the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the years in the two-year period ended June 30, 2022 (“Audit Period”) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “As discussed in Note 1 to the financial statements, the Company has incurred losses since inception, has negative cash flows from operations, and has negative working capital, which creates substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Our annual reports for the Audit Period do not include a standard internal control report by Sadler regarding internal control over financial reporting. Management’s report was not subject to attestation by Sadler pursuant to current rules of the Securities and Exchange Commission that permit us, as a smaller reporting company and an emerging growth company, to provide only management’s report in the annual reports. Therefore Sadler was not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting at June 30, 2022 and 2021 included in Item 9A of the Company’s 10-K filings.

During the Audit Period and subsequent interim period through August 31, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, would have caused Sadler to make reference to the subject matter of the disagreements in its reports.

During the Audit Period and the subsequent interim period through August 31, 2023, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

We have provided Sadler with a copy of this report, and have requested that Sadler furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Sadler agrees with the statements made above. A copy of Sadler’s letter dated September 7, 2023 is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter dated September 7, 2023 from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2023	KEYSTAR CORP.

	By:	/s/Anthony J. Fidaleo
Anthony J. Fidaleo, CFO

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